UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

June 30, 2007

SEMIANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

DWS RREEF Real Estate Securities VIP

Contents

click here Performance Summary

click here Information About Your Portfolio's Expenses

click here Management Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Proxy Voting

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. This portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 1.30% and 1.68% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities VIP — Class B [] MSCI US REIT Index

The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of June 30, 2007)
DWS RREEF Real Estate Securities VIP		6-Month+	1-Year	3-Year	Life of Class*
Class A	Growth of $10,000	$9,429	$11,446	N/A	$17,774
	Average annual total return	-5.71%	14.46%	N/A	22.22%
MSCI US REIT Index	Growth of $10,000	$9,355	$11,205	N/A	$16,410
	Average annual total return	-6.45%	12.05%	N/A	19.16%
DWS RREEF Real Estate Securities VIP		6-Month+	1-Year	3-Year	Life of Portfolio**
Class B	Growth of $10,000	$9,407	$11,395	$17,850	$23,632
	Average annual total return	-5.93%	13.95%	21.30%	22.96%
MSCI US REIT Index	Growth of $10,000	$9,355	$11,205	$17,821	$24,337
	Average annual total return	-6.45%	12.05%	21.24%	23.81%

The growth of $10,000 is cumulative.

+ Total returns shown for periods less than one year are not annualized.
* Class A shares commenced operations on August 16, 2004. Index returns began on August 31, 2004.
** The Portfolio commenced operations on May 1, 2003. Index returns began on April 30, 2003.

Information concerning portfolio holdings of the Portfolio as of a month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 942.90	$ 940.70
Expenses Paid per $1,000*	$ 4.91	$ 6.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,019.74	$ 1,017.80
Expenses Paid per $1,000*	$ 5.11	$ 7.05
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS RREEF Real Estate Securities VIP	1.02%	1.41%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

Following some major acquisitions within the real estate market, REIT prices retreated significantly during the first six months of 2007, based on increased worries over real estate valuations, problems in the subprime mortgage area and fears of rising interest rates. June was an especially difficult month as many investors in the broader stock market rotated out of REITs.

For the six-month period ended June 30, 2007, the Portfolio posted a -5.71% return (Class A shares, unadjusted for contract charges), outperforming the -6.45% return of the MSCI US REIT Index. Overall, stock selection benefited the Portfolio's performance compared with the benchmark, as did sector selection. In a difficult period for REITs, one net positive for the real estate securities market and for the Portfolio was the acquisition of apartment REIT Archstone-Smith Trust by Tishman Speyer Properties and Lehman Brothers at the end of May. Also, hotels were more successful than most REIT sectors at withstanding the heavy selling pressure in the real estate area. Fundamental factors such as demand for lodging assets remain strong within hotels, but the acquisition of Equity Inns Inc. by Whitehall Street Global Real Estate Limited Partnership gave the sector its biggest boost. Offices represented one of the most disappointing sectors during the period. Following the Blackstone Group's acquisition of Equity Office Properties (EOP), other office REITs benefited from the redistribution of capital from EOP. Subsequently, however, investors began to see the sector as overvalued. Following the strong pullback in REITs during the period, we believe that valuations in the sector are much more attractive, but we expect continued volatility as investors may focus on an increasingly difficult housing market and the ramifications that may have on GDP in the second half of 2007.

Going forward, we will continue to focus on high quality assets and markets that we believe have the best fundamental characteristics.

Lead Manager Managers

John F. Robertson, CFA Jerry W. Ehlinger, CFA John W. Vojticek
Asad Kazim

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The Portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI US REIT Index is an unmanaged, free float-adjusted market-capitalization-weighted index that comprises equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results.

Portfolio Summary

Asset Allocation	6/30/07	12/31/06

Common Stocks	100%	100%
Sector Diversification	6/30/07	12/31/06

Office	23%	25%
Regional Malls	19%	16%
Apartments	19%	22%
Hotels	12%	9%
Shopping Centers	8%	7%
Industrial	7%	7%
Health Care	7%	6%
Storage	3%	6%
Manufactured Homes	1%	1%
Specialty	1%	1%
	100%	100%
Ten Largest Equity Holdings (51.4% of Net Assets)
1. Simon Property Group, Inc. Owner and operator of regional malls and shopping centers	9.4%
2. Vornado Realty Trust Operator of investments in community shopping centers	7.2%
3. General Growth Properties, Inc. Owner and developer of shopping mall centers	6.1%
4. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	6.1%
5. SL Green Realty Corp. Owns and operates office buildings	4.9%
6. ProLogis Owner of global corporate distribution facilities	4.2%
7. Regency Centers Corp. Operator of real estate properties	3.7%
8. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.3%
9. The Macerich Co. A fully integrated, self-administered and self-managed real estate investment trust	3.3%
10. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	3.2%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 100.2%
Real Estate Investment Trusts ("REITs") 97.3%
Apartments 18.7%
American Campus Communities, Inc.	2,350	66,482
Apartment Investment & Management Co. "A"	12,500	630,250
Archstone-Smith Trust	8,150	481,746
AvalonBay Communities, Inc.	10,082	1,198,548
BRE Properties, Inc. "A"	4,800	284,592
Equity Residential	4,850	221,306
Essex Property Trust, Inc.	4,500	523,350
Post Properties, Inc.	5,100	265,863
		3,672,137
Health Care 7.1%
Cogdell Spencer, Inc.	3,200	65,888
Healthcare Realty Trust, Inc.	1,950	54,171
LTC Properties, Inc.	7,600	172,900
Nationwide Health Properties, Inc.	14,000	380,800
Senior Housing Properties Trust	11,000	223,850
Ventas, Inc.	13,600	493,000
		1,390,609
Hotels 8.9%
DiamondRock Hospitality Co.	18,600	354,888
FelCor Lodging Trust, Inc.	14,800	385,244
Host Hotels & Resorts, Inc.	26,544	613,697
LaSalle Hotel Properties	9,300	403,806
		1,757,635
Industrial 7.2%
AMB Property Corp.	11,300	601,386
ProLogis	14,500	825,050
		1,426,436
Manufactured Homes 1.3%
Equity Lifestyle Properties, Inc.	5,000	260,950
Office 22.5%
BioMed Realty Trust, Inc.	8,200	205,984
Boston Properties, Inc.	4,900	500,437
Digital Realty Trust, Inc.	9,400	354,192
Douglas Emmett, Inc.	4,700	116,278
Kilroy Realty Corp.	1,450	102,718
	Shares	Value ($)

Mack-Cali Realty Corp.	8,690	377,928
Parkway Properties, Inc.	4,100	196,923
SL Green Realty Corp.	7,800	966,342
Vornado Realty Trust	12,953	1,422,758
Washington Real Estate Investment Trust	5,200	176,800
		4,420,360
Regional Malls 19.4%
General Growth Properties, Inc.	22,650	1,199,317
Simon Property Group, Inc.	19,800	1,842,192
Taubman Centers, Inc.	2,750	136,428
The Macerich Co.	7,800	642,876
		3,820,813
Shopping Centers 7.8%
Federal Realty Investment Trust	6,650	513,779
Regency Centers Corp.	10,250	722,625
Tanger Factory Outlet Centers, Inc.	7,850	293,982
		1,530,386
Specialty Services 0.8%
Entertainment Properties Trust	2,900	155,962
Storage 3.6%
Extra Space Storage, Inc.	2,400	39,600
Public Storage, Inc.	8,600	660,652
		700,252
Total Real Estate Investment Trusts ("REITs") (Cost $17,914,047)		19,135,540

Other 2.9%
Brookfield Properties Corp.	16,900	226,691
Starwood Hotels & Resorts Worldwide, Inc.	16,350	335,350
Total Other (Cost $519,951)		562,041
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,433,998)+	100.2	19,697,581
Other Assets and Liabilities, Net	(0.2)	(32,931)
Net Assets	100.0	19,664,650
+ The cost for federal income tax purposes was $18,464,845. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $1,232,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,006,068 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $773,332.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $18,433,998)	$ 19,697,581
Receivable for investments sold	285,230
Dividends receivable	49,869
Receivable for Portfolio shares sold	1,990
Other assets	2,565
Total assets	20,037,235
Liabilities
Cash overdraft	44,522
Payable for investments purchased	246,948
Payable for Portfolio shares redeemed	5,005
Other accrued expenses and payables	76,110
Total liabilities	372,585
Net assets, at value	$ 19,664,650
Net Assets
Net assets consist of: Undistributed net investment income	342,409
Net unrealized appreciation (depreciation) on investments	1,263,583
Accumulated net realized gain (loss)	11,321,899
Paid-in capital	6,736,759
Net assets, at value	$ 19,664,650
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($6,906,847 ÷ 383,365 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.02
Class B Net Asset Value, offering and redemption price per share ($12,757,803 ÷ 709,237 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 17.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $674)	$ 568,387
Interest	9,658
Total Income	578,045
Expenses: Management fee	181,405
Administration fee	24,828
Distribution service fee (Class B)	40,885
Record keeping fee (Class B)	21,076
Auditing	18,100
Custodian fees	5,717
Services to shareholders	127
Trustees' fees and expenses	2,066
Reports to shareholders and shareholder meeting	35,302
Other	1,842
Total expenses before expense reductions	331,348
Expense reductions	(56,970)
Total expenses after expense reductions	274,378
Net investment income (loss)	303,667
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,356,008
Net unrealized appreciation (depreciation) during the period on investments	(11,996,939)
Net gain (loss) on investment transactions	(640,931)
Net increase (decrease) in net assets resulting from operations	$ (337,264)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 303,667	$ 453,714
Net realized gain (loss) on investment transactions	11,356,008	6,690,120
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,996,939)	7,484,997
Net increase (decrease) in net assets resulting from operations	(337,264)	14,628,831
Distributions to shareholders from: Net investment income: Class A	(91,500)	—
Class B	(323,472)	—
Net realized gains: Class A	(1,057,026)	(135,733)
Class B	(5,577,313)	(641,763)
Portfolio share transactions: Class A Proceeds from shares sold	—	205,000
Reinvestment of distributions	1,148,526	135,733
Cost of shares redeemed	(177,161)	(4,780,000)
Net increase (decrease) in net assets from Class A share transactions	971,365	(4,439,267)
Class B Proceeds from shares sold	1,201,166	2,540,492
Reinvestment of distributions	5,900,785	641,763
Cost of shares redeemed	(28,928,078)	(8,562,744)
Net increase (decrease) in net assets from Class B share transactions	(21,826,127)	(5,380,489)
Increase (decrease) in net assets	(28,241,337)	4,031,579
Net assets at beginning of period	47,905,987	43,874,408
Net assets at end of period (including undistributed net investment income of $342,409 and $453,714, respectively)	$ 19,664,650	$ 47,905,987
Other Information
Class A Shares outstanding at beginning of period	334,693	568,437
Shares sold	—	10,634
Shares issued to shareholders in reinvestment of distributions	56,578	7,570
Shares redeemed	(7,906)	(251,948)
Net increase (decrease) in Class A shares	48,672	(233,744)
Shares outstanding at end of period	383,365	334,693
Class B Shares outstanding at beginning of period	1,807,940	2,076,820
Shares sold	57,786	135,309
Shares issued to shareholders in reinvestment of distributions	290,822	35,832
Shares redeemed	(1,447,311)	(440,021)
Net increase (decrease) in Class B shares	(1,098,703)	(268,880)
Shares outstanding at end of period	709,237	1,807,940

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.42	$ 16.58	$ 16.33	$ 13.32
Income (loss) from investment operations: Net investment income (loss)[c]	.21	.25	.30	.07
Net realized and unrealized gain (loss) on investment transactions	(1.10)	5.91	1.61	2.94
Total from investment operations	(.89)	6.16	1.91	3.01
Less distributions from: Net investment income	(.28)	—	(.49)	—
Net realized gain on investment transactions	(3.23)	(.32)	(1.17)	—
Total distributions	(3.51)	(.32)	(1.66)	—
Net asset value, end of period	$ 18.02	$ 22.42	$ 16.58	$ 16.33
Total Return (%)[d]	(5.71)**	37.64	11.72	22.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	9	1
Ratio of expenses before expense reductions (%)	1.30*	1.32	1.35	1.27*
Ratio of expenses after expense reductions (%)	1.02*	1.07	1.10	1.10*
Ratio of net investment income (loss) (%)	.91**	1.31	1.79	1.24*
Portfolio turnover rate (%)	40**	61	70	84*
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period August 16, 2004 (commencement of sales of Class A shares) to December 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.35	$ 16.59	$ 16.31	$ 12.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.17	.25	.27	.24
Net realized and unrealized gain (loss) on investment transactions	(1.10)	5.91	1.60	3.56	2.35
Total from investment operations	(.94)	6.08	1.85	3.83	2.59
Less distributions from: Net investment income	(.19)	—	(.40)	(.09)	—
Net realized gain on investment transactions	(3.23)	(.32)	(1.17)	(.02)	—
Total distributions	(3.42)	(.32)	(1.57)	(.11)	—
Net asset value, end of period	$ 17.99	$ 22.35	$ 16.59	$ 16.31	$ 12.59
Total Return (%)[d]	(5.93)**	37.13	11.31	30.73	25.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	40	34	31	10
Ratio of expenses before expense reductions (%)	1.69*	1.70	1.71	1.67	2.61*
Ratio of expenses after expense reductions (%)	1.41*	1.46	1.46	1.50	1.50*
Ratio of net investment income (loss) (%)	.72**	.92	1.43	1.99	3.07*
Portfolio turnover rate (%)	40**	61	70	84	10*
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business Trust. The Trust is comprised of several portfolios. DWS RREEF Real Estate Securities VIP (the "Portfolio") is a non-diversified series of the Trust. The Portfolio is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers two classes of shares to investors: Class A shares and Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate up to 0.25% and up to 0.15%, respectively, of the average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. At fiscal year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information and at a later date, a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchase and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $16,065,435 and $43,254,468, respectively.

C. Related Parties

Investment Advisory Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Portfolio or delegates such responsibility to the Portfolio's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Portfolio pays an annual fee based on its average daily net assets which is calculated daily and payable monthly at the following annual rates:

First $250 million of the Portfolio's average weekly net assets	.900%
Next $250 million of such assets	.875%
Next $500 million of such assets	.850%
Next $1.5 billion of such assets	.825%
Over $2.5 billion of such assets	.800%

RREEF America LLC ("RREEF" or the "Sub-Advisor") acts as investment sub-advisor for the Portfolio. As the Portfolio's investment sub-advisor, RREEF makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. RREEF is paid by the Advisor for its services.

For the period from January 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.99%
Class B	1.39%

In addition, for the period from October 1, 2007 through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.02%
Class B	1.42%

Accordingly, for the six months ended June 30, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $56,878 and the amount charged aggregated $124,527, which was equivalent to an annualized effective rate of 0.62% of the Portfolio's average net assets.

The Advisor may recoup any of its waived investment management fees within the following three years if the Portfolio is able to make the repayment without exceeding its contractual expense limits during the period of waiver/reimbursement. As of June 30, 2007, $294,644 was subject to repayment to the Advisor.

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration fee") of 0.10% of the Portfolio's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the six months ended June 30, 2007, the Advisor received its minimum Administration fee of $24,828, which is equivalent to an annualized effective rate of 0.12%, of which $214 is unpaid.

Distribution Service Agreement. DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor and Sub-Advisor, is the Portfolio's Distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2007, the Distribution service fee was $40,885, of which $2,859 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolio. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Portfolio. For the six months ended June 30, 2007, the amounts charged to the Portfolio by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2007
Class A	$ 41	$ 41	$ —
Class B	86	—	41
	$ 127	$ 41	$ 41

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended June 30, 2007, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $7,831, of which $7,468 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Real Estate Concentration Risk

The Portfolio concentrates its investments in real estate securities, including REITs. A portfolio with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

E. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended June 30, 2007, the Portfolio's custodian fees were reduced by $51 for custody credits earned.

F. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Ownership of the Portfolio

At June 30, 2007, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Two participating insurance companies were beneficial owners of record, each owning 51% and 49%, respectively, of the total outstanding Class B shares of the Portfolio.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Portfolio was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

About the Portfolio's Advisor

Deutsche Investment Management Americas Inc. ("DIMA") is the Portfolio's Advisor and RREEF America L.L.C. ("RREEF") is the Portfolio's sub-advisor. DIMA and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-res-3 (49961 8/07)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 16, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 16, 2007